FBL FINANCIAL GROUP, INC.
INVESTOR SUPPLEMENT
2015 Second Quarter

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Jim Brannen
Chief Executive Officer
Jim.Brannen@FBLFinancial.com
(515) 225-5631

Don Seibel
Chief Financial Officer
Don.Seibel@FBLFinancial.com
(515) 226-6399

Kathleen Till Stange
Vice President Corporate & Investor Relations
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
http://www.amstock.com

NOTE 1: In addition to net income, we have consistently used operating income, a non-GAAP financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Operating income for the periods presented equals net income adjusted to eliminate the impact of realized gains and losses on investments and changes in net unrealized gains and losses on derivatives.

We use operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. A view of our operating performance without the impact of these items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	June 30, 2015	December 31, 2014
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2015 - $6,235,500; 2014 - $6,111,433)	$6,625,828	$6,700,698
Equity securities - available for sale, at fair value (cost: 2015 - $117,681; 2014 - $107,410)	121,759	112,623
Mortgage loans	689,048	629,296
Real estate	3,444	3,622
Policy loans	183,656	182,502
Short-term investments	29,276	48,585
Other investments	3,189	3,644
Total investments	7,656,200	7,680,970

Cash and cash equivalents	51,983	76,632
Securities and indebtedness of related parties	133,772	129,872
Accrued investment income	75,811	76,445
Amounts receivable from affiliates	4,103	2,666
Reinsurance recoverable	112,151	101,247
Deferred acquisition costs	292,375	220,760
Value of insurance in force acquired	21,534	22,497
Other assets	81,955	70,286
Assets held in separate accounts	676,045	683,033

Total assets	$9,105,929	$9,064,408

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	June 30, 2015	December 31, 2014
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$4,681,060	$4,543,980
Traditional life insurance and accident and health products	1,607,600	1,581,138
Other policy claims and benefits	41,743	34,895
Supplementary contracts without life contingencies	340,017	341,955
Advance premiums and other deposits	258,007	248,679
Amounts payable to affiliates	352	188
Long-term debt payable to non-affiliates	97,000	97,000
Current income taxes	9,051	2,764
Deferred income taxes	159,736	205,698
Other liabilities	78,816	72,196
Liabilities related to separate accounts	676,045	683,033
Total liabilities	7,949,427	7,811,526

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,803,168 in 2015 and 24,703,903 shares in 2014	147,927	144,625
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 11,413 shares in 2015 and 2014	72	72
Accumulated other comprehensive income	172,201	258,410
Retained earnings	833,261	846,737
Total FBL Financial Group, Inc. stockholders' equity	1,156,461	1,252,844
Noncontrolling interest	41	38
Total stockholders' equity	1,156,502	1,252,882
Total liabilities and stockholders' equity	$9,105,929	$9,064,408

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Revenues:
Interest sensitive product charges	$28,273	$27,361	$56,394	$54,452
Traditional life insurance premiums	48,891	47,444	96,039	92,936
Net investment income	97,489	95,215	196,262	187,846
Net realized capital gains on sales of investments	7,968	2,806	7,602	2,266

Total other-than-temporary impairment losses	(160)	—	(160)	—
Non-credit portion in other comprehensive income	—	—	—	—
Net impairment losses recognized in earnings	(160)	—	(160)	—
Other income	4,284	3,011	8,554	6,872
Total revenues	186,745	175,837	364,691	344,372

Benefits and expenses:
Interest sensitive product benefits	53,373	51,763	109,181	105,143
Traditional life insurance benefits	44,654	41,991	90,363	83,488
Policyholder dividends	2,956	2,907	5,917	6,252
Underwriting, acquisition and insurance expenses	35,818	35,274	71,359	68,718
Interest expense	1,212	1,086	2,424	2,298
Other expenses	4,618	4,383	9,148	8,511
Total benefits and expenses	142,631	137,404	288,392	274,410
	44,114	38,433	76,299	69,962
Income taxes	(14,153)	(12,339)	(24,537)	(22,567)
Equity income, net of related income taxes	2,402	2,531	4,171	4,179
Net income	32,363	28,625	55,933	51,574
Net loss attributable to noncontrolling interest	9	17	30	60
Net income attributable to FBL Financial Group, Inc.	$32,372	$28,642	$55,963	$51,634

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$(83,255)	$82,429	$(30,246)	$174,901

Earnings per common share	$1.30	$1.15	$2.24	$2.07
Earnings per common share - assuming dilution	$1.29	$1.14	$2.23	$2.06

Cash dividends per common share	$0.40	$0.35	$0.80	$0.70
Special cash dividend per common share	$—	$—	$2.00	$—

FBL Financial Group, Inc.
Consolidated Statements of Operating Income
(Dollars in thousands, except per share data)

	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015
Operating revenues:
Interest sensitive product charges	$27,361	$27,633	$27,686	$28,121	$28,270
Traditional life insurance premiums	47,444	45,020	45,344	47,148	48,891
Net investment income	93,772	95,375	98,344	98,935	98,218
Other income	3,011	4,023	3,954	4,270	4,284
Total operating revenues	171,588	172,051	175,328	178,474	179,663

Benefits and expenses:
Interest sensitive product benefits	51,767	52,647	53,193	55,825	53,573
Traditional life insurance benefits	41,991	38,371	41,013	45,709	44,653
Policyholder dividends	2,907	2,834	2,926	2,961	2,956
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	6,186	6,227	4,790	6,137	5,348
Amortization of deferred acquisition costs	6,633	8,674	9,746	8,458	8,609
Amortization of value of insurance in force acquired	694	564	1,786	581	594
Other underwriting expenses	21,343	19,427	18,465	20,532	21,012
Total underwriting, acquisition and insurance expenses	34,856	34,892	34,787	35,708	35,563
Interest expense	1,086	1,197	1,212	1,212	1,212
Other expenses	4,383	3,488	4,446	4,530	4,618
Total benefits and expenses	136,990	133,429	137,577	145,945	142,575
	34,598	38,622	37,751	32,529	37,088
Income taxes	(10,999)	(12,158)	(12,341)	(10,504)	(11,694)
Net loss attributable to noncontrolling interest	17	7	5	21	9
Equity income, net of related income taxes	2,531	2,992	2,932	1,769	2,402
Operating income	26,147	29,463	28,347	23,815	27,805

Realized gains/losses on investments, net of offsets	1,737	597	(220)	(247)	4,975
Change in net unrealized gains/losses on derivatives, net of offsets	758	99	21	23	(408)
Net income attributable to FBL Financial Group, Inc.	$28,642	$30,159	$28,148	$23,591	$32,372

Operating income per common share - assuming dilution	$1.05	$1.18	$1.13	$0.95	$1.11
Earnings per common share - assuming dilution	$1.14	$1.21	$1.13	$0.94	$1.29

Weighted average common shares outstanding (in thousands):
Basic	24,835	24,858	24,830	24,899	24,951
Effect of dilutive securities	148	131	132	110	88
Diluted	24,983	24,989	24,962	25,009	25,039

Operating return on equity, excluding AOCI - last twelve months	10.8%	11.1%	11.2%	11.2%	11.3%
Operating return on equity, including AOCI - last twelve months	9.1%	9.3%	9.2%	8.9%	9.0%

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies). Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. The annuity segment also includes index annuities. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income

Quarter Ended June 30, 2015	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$655	$16,017	$11,598	$28,270
Traditional life insurance premiums	—	48,891	—	48,891
Net investment income	52,809	37,637	7,772	98,218
Other income	—	(89)	4,373	4,284
Total operating revenues	53,464	102,456	23,743	179,663

Benefits and expenses:
Interest sensitive product benefits	28,162	18,184	7,227	53,573
Traditional life insurance benefits	—	44,653	—	44,653
Policyholder dividends	—	2,956	—	2,956
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	435	4,123	790	5,348
Amortization of deferred policy acquisition costs	2,751	4,049	1,809	8,609
Amortization of value of insurance in force acquired	250	344	—	594
Other underwriting expenses	5,035	14,503	1,474	21,012
Total underwriting, acquisition and insurance expenses	8,471	23,019	4,073	35,563
Interest expense	—	—	1,212	1,212
Other expenses	—	—	4,618	4,618
Total benefits and expenses	36,633	88,812	17,130	142,575
	16,831	13,644	6,613	37,088
Net loss attributable to noncontrolling interest	—	—	9	9
Equity loss, before tax	—	—	(1,671)	(1,671)
Pre-tax operating income	$16,831	$13,644	$4,951	$35,426

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (Continued)

Quarter Ended June 30, 2014	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$511	$15,335	$11,515	$27,361
Traditional life insurance premiums	—	47,444	—	47,444
Net investment income	48,985	36,137	8,650	93,772
Other income	—	(79)	3,090	3,011
Total operating revenues	49,496	98,837	23,255	171,588

Benefits and expenses:
Interest sensitive product benefits	26,047	19,141	6,579	51,767
Traditional life insurance benefits	—	41,991	—	41,991
Policyholder dividends	—	2,907	—	2,907
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	562	4,873	751	6,186
Amortization of deferred acquisition costs	2,740	3,279	614	6,633
Amortization of value of insurance in force acquired	583	111	—	694
Other underwriting expenses	4,915	14,654	1,774	21,343
Total underwriting, acquisition and insurance expenses	8,800	22,917	3,139	34,856
Interest expense	—	—	1,086	1,086
Other expenses	—	—	4,383	4,383
Total benefits and expenses	34,847	86,956	15,187	136,990
	14,649	11,881	8,068	34,598
Net loss attributable to noncontrolling interest	—	—	17	17
Equity loss, before tax	—	—	(1,119)	(1,119)
Pre-tax operating income	$14,649	$11,881	$6,966	$33,496

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Annuity Segment

	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$511	$327	$535	$613	$655
Net investment income	48,985	50,743	52,797	52,146	52,809
Total operating revenues	49,496	51,070	53,332	52,759	53,464

Benefits and expenses:
Interest sensitive product benefits	26,047	25,896	26,971	27,453	28,162
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	562	560	463	546	435
Amortization of deferred acquisition costs	2,740	2,685	2,591	2,729	2,751
Amortization of value of insurance in force acquired	583	183	1,405	202	250
Other underwriting expenses	4,915	4,775	3,913	4,741	5,035
Total underwriting, acquisition and insurance expenses	8,800	8,203	8,372	8,218	8,471
Total benefits and expenses	34,847	34,099	35,343	35,671	36,633
Pre-tax operating income	$14,649	$16,971	$17,989	$17,088	$16,831

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$3,803,609	$3,821,291	$3,851,301	$3,937,926	$3,990,319
Deferred acquisition costs	82,838	82,882	82,778	83,295	83,156
Value of insurance in force acquired	7,631	7,449	6,044	5,841	5,585

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$3,271,567	$3,310,214	$3,370,109	$3,437,635	$3,485,448
Other insurance reserves	375,869	372,840	372,244	368,921	373,611
Allocated equity, excluding AOCI	269,910	272,546	276,934	255,039	258,557

Other data:
Number of direct contracts	53,132	52,938	52,938	52,738	52,652

Portfolio yield net of assumed defaults	5.00%	4.97%	4.94%	4.92%	4.90%
Credited rate	2.88	2.88	2.87	2.85	2.80
Spread on fixed annuities at end of quarter (1)	2.12%	2.09%	2.07%	2.07%	2.10%

Interest sensitive reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$2,508,669	$2,549,318	$2,584,236	$2,609,792	$2,641,380
Deposits	81,167	65,482	56,322	73,480	67,730
Withdrawals, surrenders and death benefits	(46,974)	(37,656)	(38,551)	(47,920)	(45,482)
Net flows	34,193	27,826	17,771	25,560	22,248

Policyholder interest	17,875	17,574	18,830	18,650	18,799
Annuitizations and other	(11,419)	(10,482)	(11,045)	(12,622)	(15,339)
Balance, end of period	2,549,318	2,584,236	2,609,792	2,641,380	2,667,088
Other interest sensitive reserves	722,249	725,978	760,317	796,255	818,360
Total interest sensitive product reserves	$3,271,567	$3,310,214	$3,370,109	$3,437,635	$3,485,448

(1)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment

	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$15,335	$15,653	$15,549	$15,905	$16,017
Traditional life insurance premiums	47,444	45,020	45,344	47,148	48,891
Net investment income	36,137	37,350	37,212	39,044	37,637
Other income	(79)	(88)	(85)	(87)	(89)
Total operating revenues	98,837	97,935	98,020	102,010	102,456

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	8,100	8,348	8,038	8,185	8,065
Death benefits and other	11,041	11,847	9,183	12,515	10,119
Total interest sensitive product benefits	19,141	20,195	17,221	20,700	18,184
Traditional life insurance benefits:
Death benefits	18,260	14,120	16,853	24,375	21,054
Surrender and other benefits	7,200	7,025	7,343	7,282	7,044
Increase in traditional life future policy benefits	16,531	17,226	16,817	14,052	16,555
Total traditional life insurance benefits	41,991	38,371	41,013	45,709	44,653
Policyholder dividends	2,907	2,834	2,926	2,961	2,956
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	4,873	4,753	3,676	4,627	4,123
Amortization of deferred acquisition costs	3,279	3,776	4,708	3,966	4,049
Amortization of value of insurance in force acquired	111	381	381	379	344
Other underwriting expenses	14,654	13,002	13,170	13,883	14,503
Total underwriting, acquisition and insurance expenses	22,917	21,912	21,935	22,855	23,019
Total benefits and expenses	86,956	83,312	83,095	92,225	88,812
Pre-tax operating income	$11,881	$14,623	$14,925	$9,785	$13,644

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$2,569,762	$2,584,470	$2,620,522	$2,659,002	$2,680,504
Deferred acquisition costs	224,374	227,849	232,020	235,395	238,647
Value of insurance in force acquired	21,154	20,773	20,392	20,013	19,669

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$801,942	$813,652	$824,964	$834,736	$844,306
Other insurance reserves	1,715,370	1,735,299	1,750,822	1,778,288	1,788,634
Allocated equity, excluding AOCI	295,783	301,323	307,062	321,009	325,051

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment (Continued)

	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	360,008	360,695	362,519	364,134	364,835
Number of direct policies - universal life	61,526	61,800	62,020	62,147	62,082
Direct face amounts - traditional life	$44,033,818	$44,605,483	$45,294,950	$46,059,311	$46,641,997
Direct face amounts - universal life	$6,322,240	$6,382,181	$6,435,869	$6,474,505	$6,535,614

Portfolio yield net of assumed defaults	5.43%	5.40%	5.35%	5.27%	5.25%
Credited rate	3.94	3.86	3.86	3.81	3.82
Spread on universal life at end of quarter (1)	1.49%	1.54%	1.49%	1.46%	1.43%

Interest sensitive reserve activity:
Balance, beginning of period	$787,436	$801,942	$813,652	$824,964	$834,736
Deposits	28,116	23,853	23,550	24,959	24,413
Withdrawals and surrenders	(5,658)	(4,578)	(5,001)	(6,131)	(6,170)
Net flows	22,458	19,275	18,549	18,828	18,243

Policyholder interest	7,416	7,573	7,392	7,477	7,365
Policy charges	(15,943)	(16,041)	(16,081)	(16,553)	(16,544)
Benefits and other	575	903	1,452	20	506
Balance, end of period	$801,942	$813,652	$824,964	$834,736	$844,306

(1)
Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Corporate and Other

	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$11,515	$11,653	$11,602	$11,603	$11,598
Net investment income	8,650	7,282	8,335	7,745	7,772
Other income	3,090	4,111	4,039	4,357	4,373
Total operating revenues	23,255	23,046	23,976	23,705	23,743

Benefits and expenses:
Interest sensitive product benefits	6,579	6,556	9,001	7,672	7,227
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	751	914	651	964	790
Amortization of deferred acquisition costs	614	2,213	2,447	1,763	1,809
Other underwriting expenses	1,774	1,650	1,382	1,908	1,474
Total underwriting, acquisition and insurance expenses	3,139	4,777	4,480	4,635	4,073
Interest expense	1,086	1,197	1,212	1,212	1,212
Other expenses	4,383	3,488	4,446	4,530	4,618
Total benefits and expenses	15,187	16,018	19,139	18,049	17,130
	8,068	7,028	4,837	5,656	6,613
Net loss attributable to noncontrolling interest	17	7	5	21	9
Equity loss, before tax	(1,119)	(246)	(325)	(2,181)	(1,671)
Pre-tax operating income	$6,966	$6,789	$4,517	$3,496	$4,951

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$595,009	$618,631	$614,669	$584,707	$590,971
Deferred acquisition costs	89,814	87,725	85,506	83,937	82,450
Separate account assets	712,533	686,218	683,033	688,194	676,045

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$332,532	$333,910	$337,725	$336,598	$341,076
Other insurance reserves	94,983	94,564	95,062	98,643	94,455
Separate account liabilities	712,533	686,218	683,033	688,194	676,045
Allocated equity, excluding AOCI	386,034	397,156	407,438	382,181	397,652

Rollforward of separate account balances:
Beginning separate account balance	$694,570	$712,533	$686,218	$683,033	$688,194
Net premiums	9,595	5,340	3,061	8,609	7,218
Net investment income	28,568	(11,995)	12,069	16,201	(1,088)
Charges, benefits and surrenders	(20,200)	(19,660)	(18,315)	(19,649)	(18,279)
Ending separate account balance	$712,533	$686,218	$683,033	$688,194	$676,045

Other data:
Number of direct contracts - variable annuity	12,493	12,287	12,128	11,936	11,771
Number of direct policies - variable universal life	43,634	43,139	42,651	42,139	41,653
Direct face amounts - variable universal life	$5,418,472	$5,359,184	$5,289,986	$5,219,147	$5,166,219

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015
		(Dollars in thousands)
Annuity
Balance - beginning of period	$82,901	$82,838	$82,882	$82,778	$83,295
Capitalization:
Commissions	2,532	2,278	2,112	2,779	2,660
Expenses	223	248	281	196	239
Deferral of sales inducements	48	69	71	85	42
Total capitalization	2,803	2,595	2,464	3,060	2,941
Amortization - operating basis, before impact of unlocking	(2,938)	(2,690)	(2,598)	(2,741)	(2,761)
Amortization - unlocking, operating basis	197	—	—	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(125)	139	30	198	(319)
Balance - end of period	$82,838	$82,882	$82,778	$83,295	$83,156

Life Insurance
Balance - beginning of period	$219,974	$224,374	$227,849	$232,020	$235,395
Capitalization:
Commissions	4,821	4,447	5,472	5,009	4,923
Expenses	2,559	2,704	3,134	2,131	2,275
Deferral of sales inducements	387	215	419	336	263
Total capitalization	7,767	7,366	9,025	7,476	7,461
Amortization - operating basis, before impact of unlocking	(3,427)	(3,803)	(4,255)	(4,101)	(4,180)
Amortization - unlocking, operating basis	60	—	(600)	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	—	(88)	1	—	(29)
Balance - end of period	$224,374	$227,849	$232,020	$235,395	$238,647

Corporate and Other
Balance - beginning of period	$90,434	$89,814	$87,725	$85,506	$83,937
Capitalization:
Commissions	239	128	187	239	242
Deferral of sales inducements	21	10	12	20	7
Total capitalization	260	138	199	259	249
Amortization - operating basis, before impact of unlocking	(1,237)	(2,235)	(1,571)	(1,798)	(1,833)
Amortization - unlocking, operating basis	640	—	(892)	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(283)	8	45	(30)	97
Balance - end of period	$89,814	$87,725	$85,506	$83,937	$82,450

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015
		(Dollars in thousands)
Total
Balance - beginning of period	$393,309	$397,026	$398,456	$400,304	$402,627
Capitalization:
Commissions	7,592	6,853	7,771	8,027	7,825
Expenses	2,782	2,952	3,415	2,327	2,514
Deferral of sales inducements	456	294	502	441	312
Total capitalization	10,830	10,099	11,688	10,795	10,651
Amortization - operating basis, before impact of unlocking	(7,602)	(8,728)	(8,424)	(8,640)	(8,774)
Amortization - unlocking, operating basis	897	—	(1,492)	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(408)	59	76	168	(251)
Balance - end of period	397,026	398,456	400,304	402,627	404,253
Impact of realized/unrealized gains/losses in AOCI	(141,844)	(148,900)	(179,544)	(197,928)	(111,878)
Deferred acquisition costs	$255,182	$249,556	$220,760	$204,699	$292,375

FBL Financial Group, Inc.
Collected Premiums

	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015
		(Dollars in thousands)
Annuity
Individual:
Fixed rate:
First year	$35,166	$22,494	$15,842	$20,180	$21,630
Renewal	30,110	23,581	19,677	32,014	26,084
Total fixed rate	65,276	46,075	35,519	52,194	47,714
Index annuity	17,063	19,646	20,867	21,930	20,583
Total individual	82,339	65,721	56,386	74,124	68,297
Group	2,235	2,035	3,063	2,211	1,727
Total Annuity	84,574	67,756	59,449	76,335	70,024

Life Insurance
Direct:
Universal life:
First year	11,374	7,991	6,763	6,645	6,486
Renewal	16,062	14,942	16,212	17,528	17,350
Total universal life	27,436	22,933	22,975	24,173	23,836
Participating whole life:
First year	2,673	3,173	2,905	3,113	3,533
Renewal	25,107	23,252	24,057	24,759	24,783
Total participating whole life	27,780	26,425	26,962	27,872	28,316
Term life and other:
First year	2,943	2,809	2,816	3,166	2,980
Renewal	21,317	21,192	22,139	22,892	22,732
Total term life and other	24,260	24,001	24,955	26,058	25,712
Total direct life insurance	79,476	73,359	74,892	78,103	77,864
Reinsurance	(5,890)	(5,702)	(6,875)	(6,888)	(6,777)
Total Life Insurance	73,586	67,657	68,017	71,215	71,087

Corporate and Other
Variable, net of reinsurance	18,147	13,910	14,456	18,578	16,959
Accident and health, net of reinsurance	40	52	226	120	34
Total Corporate and Other	18,187	13,962	14,682	18,698	16,993

Total collected premiums	$176,347	$149,375	$142,148	$166,248	$158,104

FBL Financial Group, Inc.
Other Information

	June 30,	September 30,	December 31,	March 31,	June 30,
	2014	2014	2014	2015	2015
		(Dollars in thousands, except per share data)

Capitalization:
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	97,000	97,000	97,000	97,000	97,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	951,727	971,025	991,434	958,229	981,260
Total capitalization, excluding AOCI	1,051,727	1,071,025	1,091,434	1,058,229	1,081,260

Accumulated other comprehensive income	242,334	234,361	258,410	287,828	172,201
Total capitalization, including AOCI	$1,294,061	$1,305,386	$1,349,844	$1,346,057	$1,253,461

Common shares outstanding	24,713,506	24,672,812	24,715,316	24,796,884	24,814,581

Book Value per Share:
Excluding AOCI	$38.51	$39.36	$40.11	$38.64	$39.54
Including AOCI	48.32	48.85	50.57	50.25	46.48

Debt-to-Capital Ratio:
Excluding AOCI	9.2%	9.1%	8.9%	9.2%	9.0%
Including AOCI	7.5	7.4	7.2	7.2	7.7

Debt-to-Capital Ratio with 50% Credit for Trust Preferred Securities:
Excluding AOCI	4.6%	4.5%	4.4%	4.6%	4.5%
Including AOCI	3.7	3.7	3.6	3.6	3.9

Class A Common Ownership:
Iowa Farm Bureau Federation	59.8%	59.9%	59.7%	59.6%	59.5%
Public	40.2	40.1	40.3	40.4	40.5
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	June 30,	September 30,	December 31,	March 31,	June 30,
	2014	2014	2014	2015	2015

Quality of Fixed Maturity Securities:
AAA, AA, A	63.5%	62.7%	63.5%	63.2%	63.3%
BBB	32.5	33.5	32.9	32.9	32.6
BB	2.6	2.5	2.5	2.7	2.9
<BB	1.4	1.3	1.1	1.2	1.2

Investment by Type:
Fixed maturity securities	67.3%	67.1%	67.1%	66.9%	65.8%
Residential mortgage-backed	7.1	6.7	6.4	6.2	6.2
Commercial mortgage-backed	6.6	6.7	6.9	6.9	6.9
Other asset-backed	6.4	6.6	6.8	7.1	7.6
Mortgage loans	8.0	8.3	8.2	8.6	9.0
Equity securities	1.5	1.5	1.5	1.6	1.6
Other	3.1	3.1	3.1	2.7	2.9

Agent Strength Totals:
Full time agents and agency managers:
8-state Farm Bureau Property & Casualty channel	1,126	1,119	1,141	1,126	1,154
7 life partner states (1)	675	667	654	656	656
	1,801	1,786	1,795	1,782	1,810

(1) Includes Greenfields Life Insurance Company agents in Colorado.

	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015
Equity Income (Loss), net of related income taxes		(Dollars in thousands)
Equity income (loss):
Low income housing tax credit partnerships	$(1,669)	$(1,355)	$(1,626)	$(1,845)	$(1,997)
Other equity method investments	550	1,109	1,301	(336)	326
	(1,119)	(246)	(325)	(2,181)	(1,671)
Income taxes:
Taxes on equity income (loss)	379	93	126	763	585
Investment tax credits	3,271	3,145	3,131	3,187	3,488
Equity income, net of related income taxes	$2,531	$2,992	$2,932	$1,769	$2,402